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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 8, 2002


                               GENSYM CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-27696                  04-2932756
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(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Numbers)           Identification No.)


   52 Second Avenue, Burlington, Massachusetts                   01803
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 (781) 265-7100
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              (Registrant's telephone number, including area code)





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Item 4.  Changes in Registrant's Certifying Accountant.

      On April 8, 2002, Gensym Corporation (the "Company") engaged PricewaterhouseCoopers LLP to serve as the Company's independent public accountants for fiscal year 2002. In the years ended December 31, 2001 and 2000 and through April 8, 2002, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(ii) of Regulation S-K.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 12, 2002                  GENSYM CORPORATION



                                       By:   /s/ THOMAS E. SWITHENBANK
                                            ------------------------------
                                       Name:   Thomas E. Swithenbank
                                       Title:  Chief Financial Officer